UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OSI Systems, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OSI SYSTEMS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! OSI SYSTEMS, INC. 2023 Annual Meeting Vote by December 11, 2023 11 :59 PM ET You invested in OSI SYSTEMS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 12, 2023. Get informed before you vote View the Notice & Proxy Statement, 1 OK Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 28, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and �I vote without entering a number Vote in Person at the Meeting* December 12, 2023 10:00 AM PST 12525 Chadron Ave. Hawthorne, CA 90250 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Deepak Chopra	For
1b.	William F. Ballhaus	For
1c.	Kelli Bernard	For
1d.	Gerald Chizever	For
1e.	James B. Hawkins	For
1f.	Meyer Luskin	For
2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024.	For
3.	Approval of Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan.	For
4.	Advisory vote to approve the Company's named executive officer compensation for the fiscal year ended June 30, 2023.	For
5.	Advisory vote on the determination of the frequency of the advisory vote on the Company's executive compensation.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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